SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2011

HONDO MINERALS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	333-161868	26-1240056
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10575 North 114th Street, Suite 103 Scottsdale, AZ 85259
(Address of principal executive offices)
480.334.7758
(Registrant’s Telephone Number)

Tycore Ventures, Inc.
(Former name or former address, if changed since last report)

Copy of all Communications to:
Carrillo Huettel & Zouvas, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
phone: 619-546-6100
fax: 619-546-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2011, the Company authorized an amendment to its Bylaws, adding Section 15 to Article 1 which provides:

Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted tobe taken at a meeting of the stockholders, including the election of Directors as authorized under NRS78.320(2), may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In no instance where action is authorized by written consent need a meeting of stockholders be called orprior notice given.

Unless otherwise restricted by the articles of incorporation or bylaws, stockholders may participate in ameeting of stockholders by means of a telephone conference or similar methods of communication bywhich all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

Unless otherwise provided in this chapter, the articles of incorporation or the bylaws, if voting by a class orseries of stockholders is permitted or required, a majority of the voting power of the class or series that ispresent in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

A copy of the Amended Bylaws is filed herewith as Exhibit 3.2(a).

Further, on February 22, 2011, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State (i) changing its name from Tycore Ventures, Inc. to Hondo Minerals Corporation and (ii) increasing its authorized shares of common stock from 75,000,000, par value $0.001, to 200,000,000, par value $0.001. A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1(a).

All of the foregoing actions were taken by written consent of a majority of the Company's shareholders and in accordance with the Nevada Revised Statutes, the Company's Articles of Incorporation and Bylaws.

Item 8.01 Other Events

On February 7, 2011, the Company authorized a 5 for 1 dividend of its issued and outstanding common shares, whereby every one old share of common stock was exchanged for five new shares of the Company’s common stock.  As a result, the issued and outstanding shares of common stock increased from 6,860,000 prior to the dividend to 34,300,000 following the dividend. On March 7, 2011, FINRA processed the dividend and the name change, and the Registrant's common stock began trading under the symbol "HMNCD." The dividend shares are payable upon surrender of certificates to the Company’s transfer agent.

After 20 business days, the "D" (appended to the symbol to reflect the dividend) will be dropped and the symbol will be "HMNC."

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Item 9.01 Financial Statements and Exhibits.

Exhibits.
Exhibit No.	Description

Exhibit 3.1(a)	Certificate of Amendment to Articles of Incorporation
Exhibit 3.2(a)	Amended Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HONDO MINERALS CORPORATION

Date: March 8, 2011	By:	/s/ William R. Miertschin
Name: William R. Miertschin
Title: President and Chief Executive Officer

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